UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 8, 2004
                                                ______________________________



                            CFS Bancorp, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



         Delaware                   000-24611                  35-2042093
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



707 Ridge Road, Munster, Indiana                                 46321
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code    (219) 836-5500
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
          ------------------------

     On December 8, 2004, CFS Bancorp, Inc. (the "Company") issued a press release announcing the completion of the restructuring of its Federal Home Loan Bank advances. For additional information, reference is made to the Company's press release, dated December 8, 2004, which is included as Exhibit
99.1 hereto and is incorporated herein by reference thereto.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------

               99.1            Press release dated December 8, 2004



















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CFS BANCORP, INC.



Date:  December 9, 2004     By: /s/ Brian L. Goins
                                -----------------------------------
                                Brian L. Goins
                                Vice President-Corporate Counsel































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